Exhibit 10.32(a)

Amendment to Loan Documents

THIS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of September 26, 2017, by and between MIDDLESEX WATER COMPANY, PINELANDS WASTEWATER COMPANY, PINELANDS WATER COMPANY, TIDEWATER ENVIRONMENTAL SERVICES, INC., TIDEWATER UTILITIES, INC., UTILITY SERVICE AFFILIATES (PERTH AMBOY) INC., UTILITY SERVICE AFFILIATES INC. and WHITE MARSH ENVIRONMENTAL SYSTEMS, INC. (individually and collectively, the “Borrower”), and PNC BANK, NATIONAL ASSOCIATION (the “Bank”).

BACKGROUND

A.       The Borrower has executed and delivered to the Bank (or a predecessor which is now known by the Bank’s name as set forth above), one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, some or all of which are more fully described on attached Exhibit A, which is made a part of this Amendment (collectively as amended from time to time, the “Loan Documents”) which evidence or secure some or all of the Borrower’s obligations to the Bank for one or more loans or other extensions of credit (the “Obligations”).

B.       The Borrower and the Bank desire to amend the Loan Documents as provided for in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Certain of the Loan Documents are amended as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

2.       The Borrower hereby certifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and correct as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference, (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. The Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.

3.       The Borrower hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of the Borrower’s existing and future Obligations to the Bank, as modified by this Amendment.

Form 17A – Multistate Rev. 3/14

4.       As a condition precedent to the effectiveness of this Amendment, the Borrower shall comply with the terms and conditions (if any) specified in Exhibit A.

5.       To induce the Bank to enter into this Amendment, the Borrower waives and releases and forever discharges the Bank and its officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have against the Bank or any of them arising out of or relating to the Obligations. The Borrower further agrees to indemnify and hold the Bank and its officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against the Bank or any of them on account of any claims arising out of or relating to the Obligations. The Borrower further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

6.       This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Upon written request by the other party (which may be made by electronic mail), any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

7.       Notwithstanding any other provision herein or in the other Loan Documents, the Borrower agrees that this Amendment, the Note, the other Loan Documents, any other amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Bank’s option, be in the form of an electronic record. Any Communication may, at the Bank’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. The Borrower and the Bank acknowledge and agree that the methods for delivering Communications, including notices, under the Loan Documents include electronic transmittal to any electronic address provided by either party to the other party from time to time.

8.       The Bank may modify this Amendment for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that the Bank shall send a copy of any such modification to the Borrower (which notice may be given by electronic mail).

9.       This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

10.       This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank’s office indicated in the Loan Documents is located. This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State where the Bank’s office indicated in the Loan Documents is located, excluding its conflict of laws rules, including without limitation the Electronic Transactions Act (or equivalent) in such State (or, to the extent controlling, the laws of the United States of America, including without limitation the Electronic Signatures in Global and National Commerce Act).

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

Form 17A – Multistate Rev. 3/14

11.       Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank’s rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the confession of judgment (if applicable) and waiver of jury trial or arbitration provisions contained in the Loan Documents, all of which are incorporated herein by reference.

WITNESS the due execution of this Amendment as a document under seal as of the date first written above.

WITNESS / ATTEST:	MIDDLESEX WATER COMPANY

/s/Jay Kooper	By:	:/s/A. Bruce O’Connor
(SEAL)
Print Name: Jay Kooper		A. Bruce O’Connor
Title:_VP, General Counsel and Secretary___		Vice President & Treasurer
(Include title only if an officer of entity signing to the right)

WITNESS / ATTEST:	PINELANDS WASTEWATER COMPANY

/s/Jay Kooper	By	/s/A. Bruce O’Connor
(SEAL)
Print Name: Jay Kooper		A. Bruce O’Connor
Title: Secretary and General Counsel		Vice President & Treasurer
(Include title only if an officer of entity signing to the right)
WITNESS / ATTEST:	PINELANDS WATER COMPANY

/s/Jay Kooper	By	/s/A. Bruce O’Connor
(SEAL)
Print Name: Jay Kooper		A. Bruce O’Connor
Title: Secretary and General Counsel		Vice President & Treasurer
(Include title only if an officer of entity signing to the right) WITNESS / ATTEST:	TIDEWATER UTILITIES, INC.

/s/Jay Kooper	By	/s/A. Bruce O’Connor
(SEAL)
Print Name: Jay Kooper		A. Bruce O’Connor
Title: Secretary and General Counsel		Treasurer
(Include title only if an officer of entity signing to the right)

[SIGNATURES CONTINUE ON NEXT PAGE]

Form 17A – Multistate Rev. 3/14

WITNESS / ATTEST:	UTILITY SERVICE AFFILIATES (PERTH AMBOY) INC.

/s/Jay Kooper	By:	/s/A. Bruce O’Connor
(SEAL)
Print Name: Jay Kooper		A. Bruce O’Connor
Title: Secretary and General Counsel		Vice President & Treasurer
(Include title only if an officer of entity signing to the right)
WITNESS / ATTEST:	UTILITY SERVICE AFFILIATES INC.

/s/Jay Kooper	By:	/s/A. Bruce O’Connor
(SEAL)
Print Name: Jay Kooper		A. Bruce O’Connor
Title: Secretary and General Counsel		Treasurer
(Include title only if an officer of entity signing to the right) WITNESS / ATTEST:	TIDEWATER ENVIRONMENTAL SERVICES, INC.
/s/Jay Kooper	By:	/s/A. Bruce O’Connor
(SEAL)
Print Name: Jay Kooper		A. Bruce O’Connor
Title: Secretary and General Counsel		Treasurer
(Include title only if an officer of entity signing to the right) WITNESS / ATTEST:	WHITE MARSH ENVIRONMENTAL SYSTEMS, INC.
/s/Jay Kooper	By:	/s/A. Bruce O’Connor
(SEAL)
Print Name: Jay Kooper		A. Bruce O’Connor
Title: Secretary and General Counsel		Treasurer
(Include title only if an officer of entity signing to the right)
PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Cheryl L. Sekelsky
(SEAL)
	Print Name:	Cheryl L. Sekelsky
	Title:	Vice President

Form 17A – Multistate Rev. 4/14

EXHIBIT A TO

AMENDMENT TO LOAN DOCUMENTS

DATED AS OF SEPTEMBER 26, 2017

A.	The “Loan Documents” that are the subject of this Amendment include the following (as any of the foregoing have previously been amended, modified or otherwise supplemented):

1.	Amended and Restated Loan Agreement between the Borrower and the Bank dated April 29, 2015 between the Borrower and the Bank (the “Loan Agreement”)

2.	$20,000,000.00 Amended and Restated Committed Line of Credit Note dated April 29, 2015 executed and delivered by the Borrower to the Bank (the “Existing Note”)

3.	Amendment to Loan Documents dated June 30, 2015 between the Borrower and the Bank

4.	All other documents, instruments, agreements, and certificates executed and delivered in connection with the Loan Documents listed in this Section A.

B.	The Loan Documents are amended as follows:

1.	Restated Note. Concurrently with the execution and delivery of this Amendment, the Borrower shall execute and deliver to the Bank an amended and restated note (the “Restated Note”) evidencing the Line of Credit in the original principal amount of $40,000,000.00, in form and substance satisfactory to the Bank. Upon receipt by the Bank of the Restated Note, the Existing Note shall be canceled; the loan evidenced by the Existing Note (the “Existing Loan”) and all accrued and unpaid interest on the Existing Note shall thereafter be evidenced by the Restated Note; and all references to the promissory note evidencing the Existing Loan in any documents relating thereto, howsoever named, shall thereafter be deemed to refer to the Restated Note. Without duplication, the Restated Note shall not constitute a novation and shall in no way extinguish the Borrower’s unconditional obligation to repay all indebtedness, including accrued and unpaid interest, evidenced by the Existing Note.

2.	Section 1.1 of the Loan Agreement is hereby amended and restated to read as follows:

“1.1          Line of Credit. One of the Loans governed by this Agreement is a committed revolving line of credit under which the Borrower may request and the Bank, subject to the terms and conditions of this Agreement, will make advances to the Borrower from time to time until the Expiration Date, in an aggregate amount outstanding at any time not to exceed $40,000,000.00 (the “Line of Credit”). The “Expiration Date” shall mean January 31, 2020, or such later date as may be designated by the Bank by written notice from the Bank to the Borrower. The Borrower acknowledges and agrees that in no event will the Bank be under any obligation to extend or renew the Line of Credit beyond the Expiration Date. In no event shall the aggregate unpaid principal amount of advances under the Line of Credit exceed the face amount of the Line of Credit. Advances under the Line of Credit will be used for working capital or other general business purposes of the Borrower. Notwithstanding anything to the contrary stated in the note evidencing the Line of Credit, the Borrower shall repay the outstanding principal balance of the Line of Credit, together with all accrued and unpaid interest thereon, in an amount sufficient to reduce the outstanding principal balance thereof to zero, for a period of at least thirty (30) consecutive days prior to the original Expiration Date, and annually thereafter if the Expiration Date is extended, at the Bank’s sole discretion.”

Form 17A – Multistate Rev. 4/14

A-1

C.	Conditions to Effectiveness of Amendment: The Bank’s willingness to agree to the amendments set forth in this Amendment is subject to the prior satisfaction of the following conditions:

Execution by all parties and delivery to the Bank of this Amendment and the Restated Note.

Form 17A – Multistate Rev. 4/14

A-2